UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2012

CLEAN WIND ENERGY TOWER, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53035	82-6008752
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1997 Annapolis Exchange Pkwy., Suite 300

Annapolis, Maryland  21401

 (Address of principal executive offices)

(410) 972-4713

 (Registrant's telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York  11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry Into A Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation

Item 3.02	Unregistered Sales of Equity Securities

On July 13, 2012 (the “Doji Effective Date”), Clean Wind Energy Tower, Inc. (the “Company”), entered into an Exchange Agreement (the “Doji Agreement”) with Doji Capital Inc. (“Doji”) pursuant to which Doji agreed to exchange a Promissory Note (the “Doji Note”) in the principal amount of $25,000 (the “Note Principal”) acquired by Doji from a third party in exchange for 5,000,000 shares of common stock of the Company. The Doji Note was cancelled as of the Doji Effective Date.

On July 16, 2012 (the “UAMI Effective Date”), the Company entered into an Exchange Agreement (the “UAIM Agreement”) with UAIM Corporation (“UAIM”) pursuant to which UAIM agreed to exchange a Promissory Note (the “UAIM Note”) in the principal amount of $50,000 (the “Note Principal”) acquired by UAIM from a third party in exchange for 10,000,000 shares of common stock of the Company. The UAIM Note was cancelled as of the UAIM Effective Date.

In addition, on July 16, 2012 (the “DFA Effective Date”), the Company entered into an Exchange Agreement (the “DFA Agreement”) with A. Hugo DeCesaris, Thomas S. Fowler Jr. and Norma H. Akel (“DFA”) pursuant to which DFA agreed to exchange two Promissory Notes (the “DFA Notes”) in the aggregate principal amount of $75,000 (the “Note Principal”) acquired by DFA from two third parties in exchange for an aggregate of 7,500,000 shares of common stock of the Company. The DFA Note was cancelled as of the DFA Effective Date.

The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of the agreement, which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review the entire agreement for a complete understanding of the terms and conditions associated with these transactions.

The  Company  claims an  exemption  from the  registration  requirements  of the Securities  Act of 1933,  as amended  (the "Act") for the private  placement  of these  securities  pursuant  to  Section  4(2) of the Act  and/or  Regulation  D promulgated  there under. The Doji Note, the UAIM Note and the DFA Notes, which were acquired by Doji, UAIM and DFA from a third party, have been outstanding in excess of six months. Accordingly, the shares issued in exchange of the notes were issued without legend under Rule 144 promulgated under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
10.1	Exchange Agreement by and among the Company and Doji Capital Inc., dated July 13, 2012

10.2	Exchange Agreement by and among the Company and UAIM Corporation, dated July 16, 2012

10.3	Exchange Agreement by and among the Company and A. Hugo DeCesaris, Thomas S. Fowler Jr. and Norma H. Akel, dated July 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN WIND ENERGY TOWER, INC.

Date: August 17, 2012	By:	/s/ Ronald W. Pickett
Ronald W. Pickett CEO President and Chairman

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